Exhibit 32.1

CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Remi Barbier, Chairman of the Board of Directors, President and Chief Executive Officer and Peter S. Roddy, Vice President and Chief Financial Officer of Pain Therapeutics, Inc. (the “Company”), hereby certify that to the best of our knowledge:

1.

The Company’s Periodic Report on Form 10-Q for the period ended June 30, 2016, and to which this certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 19, 2016

/s/ REMI BARBIER

Remi Barbier,

Chairman of the Board of Directors,

President and Chief Executive Officer

/s/ PETER S. RODDY

Peter S. Roddy,

 Vice President and Chief Financial Officer